UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2017

Delaware	36-4459170
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 930-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.
On November 2, 2017, Chicago Mercantile Exchange Inc. ("CME"), a wholly owned subsidiary of CME Group Inc., entered into a renewal of its 364-day multi-currency credit facility (the "Credit Facility") with each of the banks from time to time party thereto; Bank of America, N.A., as Administrative Agent; Citibank, N.A., as Collateral Agent and Collateral Monitoring Agent; Bank of China, Chicago Branch, BMO Harris Bank N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Barclays Bank PLC, Citibank, N.A., Commerzbank AG New York Branch, Lloyds Bank PLC, United Overseas Bank Limited, New York Agency, Wells Fargo Bank, National Association, The Bank of Nova Scotia, Agricultural Bank of China Limited, New York Branch, TD Securities (USA) LLC, Industrial and Commercial Bank of China Limited, New York Branch, as Syndication Agents, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank of China, Chicago Branch, BMO Harris Bank N.A., The Bank of Tokyo-Mitsubishi UFJ, Ltd., Barclays Bank PLC, Citibank, N.A., Commerzbank AG New York Branch, Lloyds Bank PLC, United Overseas Bank Limited, New York Agency, Wells Fargo Bank, National Association, The Bank of Nova Scotia, Agricultural Bank of China Limited, New York Branch, TD Securities (USA) LLC, Industrial and Commercial Bank of China Limited, New York Branch, as Joint Lead Arrangers and Joint Bookrunners.

The Credit Facility is for a line of credit of $7 billion and is intended to provide temporary liquidity to CME in the event of a clearing member default, a liquidity constraint or depositary default, or in the event of temporary delays in the payment systems utilized by CME. CME’s obligations under the Credit Facility will be collateralized by the guaranty fund contributions and performance bond assets deposited by clearing members with CME. The Credit Facility also provides CME the ability to seek to increase the line of credit from $7 billion to $10 billion, provided, however, the participating banks are not obligated to comply with our request and additional banks may be added.

The foregoing description of the Credit Facility is only a summary, does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Credit Facility, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is hereby incorporated by reference under this Item 2.03.
Item 9.01 Financial Statements and Exhibits.
A copy of the 364-day multi-currency credit facility, dated as of November 2, 2017, between Chicago Mercantile Exchange Inc., certain lenders and Bank of America, N.A., as Administrative Agent is attached hereto as Exhibit 10.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

November 7, 2017	By:	/s/ Kathleen M. Cronin

Name: Kathleen M. Cronin
Title: Senior Managing Director, General Counsel & Assistant Corporate Secretary